UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):		October 25, 2022
Cohu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway,		92064
California
(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code:		858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On October 25, 2022, the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) appointed Andreas (“Andy”) W. Mattes to join the Board as a Class 3 director whose term will expire at Cohu’s 2025 annual meeting of stockholders. Mr. Mattes has also been appointed to the Compensation Committee. Such appointments are effective as of November 1, 2022. There is no arrangement or understanding between Mr. Mattes and Cohu or any other person pursuant to which he was selected as a director.

Mr. Mattes will be compensated in accordance with Cohu’s current director compensation program, including an annual retainer of $60,000; an annual fee of $7,500 as a member of the Compensation Committee; and an initial equity grant of restricted stock units (“RSUs”) with a total value of $78,075 (where such initial grant value of $150,000 is pro-rated based on the period of time between appointment as director and the next scheduled director annual equity grant date) and this initial grant will vest over three years. In addition, Mr. Mattes will be eligible for the regular directors’ annual equity grant of RSUs, expected in May 2023, with a total value of $150,000, and such annual grant will thereafter vest in approximately one year.

Mr. Mattes was provided, and is expected to sign, Cohu’s standard form of indemnification agreement for directors, which is attached as Exhibit 10.1 to Cohu’s Form 8-K filed with the SEC on December 13, 2018.

A copy of Cohu’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No. 99.1

Description - Cohu Appoints Andy Mattes to its Board of Directors, dated October 31, 2022

Exhibit No. – 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

October 31, 2022	By: /s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: SVP Finance and Chief Financial Officer

Index of Exhibits

EXHIBIT
NO.	DESCRIPTION

99.1	Cohu Appoints Andy Mattes to its Board of Directors, dated October 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)